[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
FIRST AMENDMENT TO THE
SUPPLY AGREEMENT
THIS FIRST AMENDMENT TO THE SUPPLY AGREEMENT (the “First Amendment”) is entered into and made effective as of January 1, 2023 (the “Amendment Effective Date”), by and between NeuroPace, Inc., with an office at 455 N. Bernardo Avenue, Mountain View, CA 94043 (“NeuroPace”) and Greatbatch Ltd., with a place of business at [***], and its Affiliates (collectively, “Greatbatch”).
RECITALS
A.    NeuroPace and Greatbatch entered into that certain Supply Agreement dated January 1, 2021 (the “Agreement”).
B.    NeuroPace and Greatbatch now desire to amend the terms of the Agreement as set forth in this First Amendment.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the Parties agree as follows:
1.Schedule C. Schedule C, Pricing, is hereby deleted in its entirety and replaced by the revised Schedule C, attached hereto and incorporated herein.
2.Terms that are defined in the Agreement shall have the same meanings in this Amendment as in the Agreement unless otherwise specifically provided herein.
3.Entire Agreement. This Amendment and the Agreement contain the entire agreement of the parties with respect to the subject matter hereof. Any change, amendment, or modification of this Amendment must be in writing and signed by all the parties. Except as expressed and modified herein the terms of the Agreement shall remain in full force and effect. Each party represents that it has authority to enter this Amendment.
4.This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The counterparts of this Amendment may be executed and delivered by electronic signature or by facsimile by one party to the other and the receiving party may rely on the receipt of such document so executed and delivered by electronic means or facsimile as if the original had been received. At the request of either party, the facsimile or electronic document shall be re-executed in original form by the party who executed. No party may raise the use of electronic or facsimile delivery as a defense to the enforcement of this Amendment.

IN WITNESS WHEREOF, the Parties have hereby caused this Amendment to be executed by their authorized personnel as of the Amendment Effective Date.

NEUROPACE, INC.	GREATBATCH LTD.
By: /s/ Dylan St. John	By: /s/ Michael Sanford
Name: Dylan St. John	Name: Michael Sanford
Title: VP, Commercial & Manufacturing Operations	Title: VP Commercial
Date: February 7, 2023	Date: February 6, 2023

SCHEDULE C
PRICING
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